GREAT-WEST FUNDS, INC.
Great-West Multi-Sector Bond Fund
Institutional Class Ticker: MXUGX
Investor Class Ticker: MXLMX
(the “Fund”)
Supplement dated June 17, 2022 to the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”) for the Fund, each dated April 29, 2022, as supplemented
At a meeting held on June 15-16, 2022, the Board of Directors of Great-West Funds, Inc. (“Great-West Funds”), including a majority of its directors who are not “interested persons” of Great-West Funds (as that term is defined in the Investment Company Act of 1940, as amended), approved a new sub-advisory agreement with Virtus Fixed Income Advisers, LLC (“VFIA”), formerly Newfleet Asset Management, LLC (“Newfleet”), reflecting a restructuring of the sub-adviser, Newfleet, to become a division of VFIA, a subsidiary of Virtus Partners, Inc., on or about July 1, 2022 (the “Effective Date”). The portfolio managers currently responsible for the day-to-day management of the Fund will continue to manage the Fund’s investments. This sub-adviser change is occurring as a result of an internal reorganization taking place at Virtus Partners, Inc.
On the Effective Date, the following changes are made to the Prospectus, Summary Prospectus, and SAI, as applicable:
All references to Newfleet Asset Management, LLC in the Prospectus, Summary Prospectus and SAI are hereby removed and replaced with Virtus Fixed Income Advisers, LLC.
Under the header “Management and Organization”, in the section entitled “Sub-Advisers” of the Prospectus, the paragraph discussing Newfleet is hereby deleted and replaced with the following:
VFIA, a Delaware limited liability corporation with its principal business address at One Financial Plaza, Hartford, Connecticut 06103, is registered as an investment adviser pursuant to the Advisers Act. VFIA is a wholly-owned subsidiary of Virtus Partners, Inc. a provider of asset management solutions for individual and institutional investors.
In the section entitled “Sub-Advisers,” of the SAI, the “NEWFLEET ASSET MANAGEMENT, LLC” sub-section is hereby deleted in its entirety; in the same section of the SAI, immediately preceding “WELLINGTON MANAGEMENT COMPANY LLP”, a new sub-section is being added:
VIRTUS FIXED INCOME ADVISERS, LLC
Virtus Fixed Income Advisers, LLC (“VFIA”) serves as a Sub-Adviser to the Great-West Multi-Sector Bond Fund pursuant to a Sub-Advisory Agreement among the Fund, GWCM and VFIA dated July 1, 2022. VFIA, a Delaware limited liability corporation with its principal business address at One Financial Plaza, Hartford, Connecticut 06103, is registered as an investment adviser pursuant to the Advisers Act. VFIA is a wholly-owned subsidiary of Virtus Partners, Inc., a provider of asset management solutions for individual and institutional investors.
GWCM is responsible for compensating VFIA, which receives monthly compensation for its services at the annual rate of 0.15% of the average daily net asset value of the portion of the Fund VFIA manages.
Other Accounts Managed
The following table provides information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2021.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
David L. Albrycht, CFA	14	$8,872	2	$113	0	$0	1	$93	0	$0	0	$0

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Benjamin L. Caron, CFA	4	$1,058	0	$0	0	$0	0	$0	0	$0	0	$0
Stephen H. Hooker, CFA	2	$127	0	$0	2	$40	1	$93	0	$0	0	$0
Material Conflicts of Interest Policy
Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the funds and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. VFIA makes investment decisions for all accounts (including institutional accounts, mutual funds, closed end funds, actively managed exchange traded funds, and UCITS accounts) based on each account’s access to other comparable investment opportunities and VFIA’s desire to treat all accounts fairly and equitably over time. VFIA maintains trade allocation and aggregation policies and procedures to address these potential conflicts.
Compensation
The VFIA compensation package for all investment professionals is outlined below. While the exact percentage of compensation derived from each category will vary slightly from professional to professional and from year to year, on average, the breakdown for professional compensation has been as follows:
•Base Salary: 45% - Each investment professional is paid a fixed base salary, which is designed to be competitive in light of the individual’s experience and responsibilities. Management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.
•Incentive Bonus: 45% - An “incentive bonus” can be defined as a cash award targeted to reward portfolio performance, acquisition of new assets, client feedback, and the achievement of overall firm-wide goals. Incentive bonus pools are based upon individual firm profits and in some instances overall profitability of VFIA’s parent, Virtus Partners, Inc. The short-term incentive payment is generally paid in cash, but a portion may be made in Virtus RSUs. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures established at the beginning of each calendar year.
•Long-Term Bonus: 10% - A “long-term bonus” can be defined as equity options targeted to reward similar performance parameters. Performance of the funds/accounts managed is measured over one-, three- and five-year periods. Generally, an individual manager’s participation is based on the performance of each fund/account managed as weighted roughly by total assets in each of these funds/accounts. In certain instances, comparison of portfolio risk factors to peer or index risk factors, as well as achievement of qualitative goals, may also be components of the individual payment potential.
Other Benefits: Investment professionals are also eligible to participate in broad-based plans offered generally to VFIA employees, including 401(k), health, and other employee benefit plans.
Ownership of Securities
The portfolio managers did not own any shares of the Fund as of December 31, 2021.
This Supplement must be accompanied by or read in conjunction with the current Prospectus, Summary Prospectus and SAI for the Fund, each dated April 29, 2022, as supplemented.
Please keep this Supplement for future reference.